Exhibit 10.1

PROMISSORY NOTE

$3,030,000.00	Lakeland, Florida
Effective as of March 31st, 2016

FOR VALUE RECEIVED, AKM INVESTMENTS, LTD., a Florida limited partnership (referred to below as the “Maker”), promises to pay to the order of NOBILITY PARKS II, LLC, a Florida limited liability company (referred to below as the “Payee”), at 3741 S.W. 7th Street, Ocala, Florida 34474 or at such other address as the then-current holder or holders of this Promissory Note (“Note”) may designate from time to time in writing, the principal sum of THREE MILLION THIRTY THOUSAND AND 00/100 DOLLARS ($3,030,000.00), plus interest on the unpaid principal balance from the date hereof until paid in full at the Interest Rate (as defined below), in accordance with the following schedule:

On January 1, 2017, Maker shall pay to the Payee FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00);

On July 1, 2017, Maker shall pay to the Payee FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00);

On January 1, 2018, Maker shall pay to the Payee FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00);

On July 1, 2018, Maker shall pay to the Payee FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00); and

On July 1, 2019, Maker shall pay in full the unpaid principal together with all accrued and unpaid interest.

As used herein, the term “Interest Rate” shall mean three percent (3%) per annum. Interest shall accrue on the outstanding principal balance of this Note at the Interest Rate.

All payments made hereunder shall be applied first to the principal balance remaining unpaid from time to time, with the remainder of each payment to be applied to payment of interest.

The Maker shall have the privilege and option, to pay off the entire principal balance remaining unpaid, or any part thereof.

The following shall be “events of default” under this Note and the terms “events of default” or “default” shall mean, whenever used in this Note, any one or more of the following events:

(i) If any installment of principal and interest provided for above shall not be paid promptly when the same becomes due and if such failure continues for a period of more than fifteen (15) days after Maker’s receipt of written notice from the then-current holder or holders of this Note demanding payment of the same; or

(ii) If the Maker files a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future federal bankruptcy act or under any similar federal or state law, or is adjudicated as bankrupt or insolvent or makes an assignment for the benefit of creditors or admits in writing the Maker’s inability to pay the Maker’s debts generally as they become due, or if a petition or answer proposing the Maker’s adjudication as a bankrupt or the Maker’s reorganization under any present or future federal bankruptcy act or any similar federal or state law is filed in any court and such petition or answer is not discharged or denied within ninety (90) days after the filing thereof, or a receiver, trustee, or liquidator of all or a substantial portion of the Maker’s properties and assets is appointed in any proceeding and is not discharged within ninety (90) days after such appointment or if the Maker consents to or acquiesces in such appointment.

It is understood and agreed by the Maker that upon the occurrence of any event of default, the entire unpaid principal sum evidenced by this Note, together with all interest accrued thereon, shall, at the option of the then-current holder or holders of this Note, become due and payable and may be collected forthwith upon the delivery to the Maker of notice demanding payment by the then-current holder or holders of this Note. Furthermore, it is understood and agreed that the failure of the holder or holders of this Note to exercise the foregoing right of acceleration, or any indulgence granted from time to time, shall in no event be construed as a waiver of such right of acceleration or estop the holder or holders of this Note from thereafter exercising such right.

Except as expressly provided in this Note, the Maker hereby waives demand, notice of dishonor, presentment and protest.

The Maker acknowledges and agrees that all remedies available to the holder or holders of this Note shall be cumulative and that none is exclusive, and that all such remedies may be exercised concurrently or consecutively at the option of the holder or holders of this Note.

The Maker promises and agrees to pay all reasonable costs and expenses of collection incurred by the holder or holders of this Note in enforcing this Note, including, without limitation, reasonable attorneys’ fees at the pretrial level, the trial level and in connection with all appellate proceedings.

This Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of Florida.

The Maker acknowledges and confirms that the proper, exclusive and convenient venue for any legal proceeding instituted in connection with this Note shall be Polk County, Florida, and the Maker hereby waives any defense, whether asserted by motion or pleading, that Polk County, Florida, is an improper or inconvenient venue, and the Maker hereby consents to the personal jurisdiction of any Court of competent jurisdiction located in Polk County, Florida, regardless of the Maker’s then residence or domicile.

Notwithstanding any contrary provision contained in this Note, the amount of any installment of principal or of any installment of interest or of any installment of both principal and interest, whichever is applicable, which is not paid when due, or within the grace period specified herein, shall bear interest from the last day of such grace period until paid in full at the then maximum lawful rate.

In no event shall the interest charged under this Note be in excess of the legal maximum rate of interest (if any) allowed by applicable law, as such applicable law now exists or as such applicable law may be changed in the future, and, in the event that interest is charged at a rate in excess of the maximum rate allowed, any excess sums collected hereunder shall be applied as a reduction of principal, it being the intent of the Maker and the Payee that the Maker shall pay no more and the Payee shall collect no more than the sums allowed using a lawful rate of interest.

Any notice, request, demand, consent, approval, instruction or other communication required or permitted under this Note (collectively a “notice”) shall be in writing and shall be sufficiently given if delivered in person, sent by telex or telecopier, sent by a reputable overnight courier service or sent by registered or certified mail, postage prepaid, as follows:

a.	If to the Maker:	AKM INVESTMENTS, LTD.
Attn: Benjamin D.E. Falk
500 South Florida Ave., Suite 700
Lakeland, FL 33801
Telephone: (863) 647-1591
Facsimile: (863) 647-3992

b.	If to the Payee:	NOBILITY PARKS II, LLC
Attn: Terry E. Trexler
3741 S.W. 7th Street
Ocala, FL 34472
Telephone: (352) 732-5157
Facsimile: (352) 732-3711

Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or by such party’s agent for notices hereunder). Any notice which is addressed and mailed in the manner herein provided shall be presumed to have been duly delivered to the party to whom it is addressed at the close of business, local time of the recipient, on the fifth day after the date it is so placed in the mail. Any notice which is telexed or telecopied in the manner provided herein shall be presumed to have been duly delivered to the party to whom it is directed upon confirmation of successful delivery of such telex or telecopy. Any notice which is sent by a reputable overnight courier service in the manner provided herein shall be presumed to have been duly delivered to the party to which it is addressed at the close of business on the next day after the day it is deposited with such courier service. Any person wishing to change the person or address to whom notices are to be given under this Note may do so by complying with the foregoing notice provisions.

SIGNATURE PAGE OF MAKER TO IMMEDIATELY FOLLOW:

IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its undersigned officer duly authorized as of the date of this Note specified above.

Signed in the presence of the following two witnesses:

/s/ Benjamin D.E. Falk		AKM INVESTMENTS, LTD., a Florida Limited Partnership
Print Name:	Benjamin D.E. Falk	By:	TLCM, LLC, a Florida limited liability
company, its General Partner

/s/ Bridget Ebdrup
Print Name:	BRIDGET Ebdrup		By:	/s/ William D. Drost
William D. Drost, its Vice President

COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST

KNOW ALL MEN BY THESE PRESENTS that 813 North, LLC, a Florida limited liability company, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, does hereby collaterally transfer and assign to Nobility Parks II, LLC, a Florida limited liability company (“Nobility”), 3741 S.W. 7th Street, Ocala, FL 33474, all right and title to its 44.00% Limited Partnership Interest (“LPI”) in and to CHC IV, Ltd., a Florida limited partnership, and grants to Nobility the right and authority to sell, assign, or transfer the LPI.

Provided, however that this assignment shall only become effective upon an uncured default by AKM Investments, Ltd., a Florida limited partnership (“AKM”), under the Promissory Note given by AKM to Nobility of even date herewith in the amount of THREE MILLION THIRTY THOUSAND AND 00/100 DOLLARS ($3,030,000.00).

This assignment may not be revoked by 813 North, LLC so long as the Promissory Note given by AKM to Nobility remains outstanding and in effect.

IN WITNESS WHEREOF, 813 North, LLC has caused these presents to be signed as of the 31st day of March, 2016.

Witnesses:		813 North, LLC

/s/ Benjamin D.E. Falk		By:	Century Properties MHP, LLC, its Manager
Print:	Benjamin D.E. Falk

Witnesses:		By:	/s/ James B. Altman James B. Altman, its Vice President
/s/ Rhonda Pleima
Print:	Rhonda Pleima

STATE OF FLORIDA

COUNTY OF POLK

The foregoing instrument was acknowledged before me this 31st day of March, 2016 by James B. Altman as Vice President of Century Properties MHP, LLC, the Manager of 813 North, LLC, on behalf of said company, ☐ who produced a Florida Driver’s License as identification or ☒ who is personally known to me.

/s/ Suzanne G. Trevillian
Notary Public
Print Name:	SUZANNE G. TREVILLIAN
Commission No.	EE 176849

COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST

KNOW ALL MEN BY THESE PRESENTS that A.T.A. Properties, Inc., a Florida corporation, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, does hereby collaterally transfer and assign to Nobility Parks II, LLC, a Florida limited liability company (“Nobility”), 3741 S.W. 7th Street, Ocala, FL 33474, all right and title to its 5.33% Limited Partnership Interest (“LPI”) in and to CHC IV, Ltd., a Florida limited partnership, and grants to Nobility the right and authority to sell, assign, or transfer the LPI.

Provided, however that this assignment shall only become effective upon an uncured default by AKM Investments, Ltd., a Florida limited partnership (“AKM”), under the Promissory Note given by AKM to Nobility of even date herewith in the amount of THREE MILLION THIRTY THOUSAND AND 00/100 DOLLARS ($3,030,000.00).

This assignment may not be revoked by A.T.A. Properties, Inc. so long as the Promissory Note given by AKM to Nobility remains outstanding and in effect.

IN WITNESS WHEREOF, A.T.A. Properties, Inc. has caused these presents to be signed as of the 31st day of March, 2016.

Witnesses:		A.T.A. Properties, Inc.

/s/ Benjamin D.E. Falk
Print:	Benjamin D.E. Falk	By:	/s/ William D. Drost
William D. Drost, its Vice President

Witnesses:

/s/ Rhonda Pleima
Print:	Rhonda Pleima

STATE OF FLORIDA

COUNTY OF POLK

The foregoing instrument was acknowledged before me this 31st day of March, 2016 by William D. Drost as Vice President of A.T.A. Properties, Inc., on behalf of said company, ☒ who produced a Florida Driver’s License as identification or ☐ who is personally known to me.

/s/ Suzanne G. Trevillian
Notary Public
Print Name:	SUZANNE G. TREVILLIAN
Commission No.	EE 176849

CONSENT RESOLUTION OF

NOBILITY PARKS II, LLC

Pursuant to the authority contained in Sections 605.04073, Florida Statutes, the undersigned, who is the sole manager of Nobility Parks II, LLC, a Florida limited liability company (the “Company”), consents to the adoption of the following resolutions:

RESOLVED, that the Company is hereby empowered, authorized, and directed to resign, withdraw from, and disassociate with, its position as a limited partner of CRF III, Ltd., a Florida limited partnership (“CRF”) and from any other officer or fiduciary position that it currently holds or claims to hold with CRF whether under the Florida Revised Uniform Limited Partnership Act of 2005, the Amended and Restated Limited Partnership Agreement of CRF III, Ltd. dated December 10, 2007, or otherwise;

FURTHER RESOLVED, that the Company is hereby empowered, authorized, and directed to enter into a transaction with AKM Investments, Ltd., a Florida limited partnership (“AKM”), whereby the Company assigns, transfers, and conveys all of its equity ownership interests in and to CRF, of whatever nature or kind, including, without limitation, general or limited partnership interest, voting rights, equity interests, and distribution rights, to AKM in exchange for ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) and a promissory note executed by AKM in the principal amount of THREE MILLION THIRTY THOUSAND AND 00/100 DOLLARS ($3,030,000.00) (the “Promissory Note”); and

FURTHER RESOLVED, that Terry E. Trexler, as President of Nobility Homes, Inc., a Florida corporation, the manager of the Company, be and is hereby empowered, authorized, and directed to execute and deliver, on behalf of the Company and in connection with said transaction discussed herein, any and all documents necessary to effectuate the purposes of this Consent Resolution.

DATED effective the 31st day of March, 2016.

MANAGER:

NOBILITY HOMES, INC., a Florida corporation

By:	/s/ Terry E. Trexler
Terry E. Trexler, its President

WAIVER OF CONFLICT OF INTEREST

AKM Investments, Ltd., a Florida limited partnership (“AKM”), desires to retain Clark, Campbell, Lancaster & Munson, P.A. (“CCL&M”) regarding the purchase of limited partnership interests in CRF III, Ltd., a Florida limited partnership (“CRF”), (the “Interest”) owned by Nobility Parks II, LLC, a Florida limited liability company (“Nobility”) in exchange for ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) and a promissory note executed by AKM in the principal amount of THREE MILLION THIRTY THOUSAND AND 00/100 DOLLARS ($3,030,000.00) (the “Promissory Note”). CCL&M has previously represented Terry E. Trexler (“Trexler”), individually, as well as the President of Nobility Homes, Inc., a Florida corporation (“Nobility Homes”), which is the manager of Nobility, and CCL&M continues to represent AKM, CRF, and several of their affiliates.

Nobility and Trexler have been advised that CCL&M has previously represented AKM, CRF, Trexler, Nobility Homes and/or several of their affiliates, and that a potential conflict of interest exists with respect to the representation by CCL&M of any of the parties in connection with the purchase of the Interest and the exchange of the Promissory Note. AKM, Nobility, and Trexler agree that CCL&M will represent AKM with respect to the purchase of the Interest and the exchange of the Promissory Note. The parties hereto reasonably believe that the representation as set forth above will not adversely affect CCL&M’s responsibilities to and relationship with each of the parties.

Each party acknowledges having been advised of the potential conflict of interest described herein and having been given the opportunity to seek independent counsel with respect to their rights in this regard, and each party hereby waives any such conflict and consents to representation as set forth above.

[Signatures appear on the following page.]

DATED effective the 31st day of March, 2016.

PARTIES:

AKM INVESTMENTS, LTD., a Florida limited partnership

By:	TLCM, LLC, a Florida limited liability company, its Manager

	By:	/s/ William D. Drost
William D. Drost, its Vice President

NOBILITY PARKS II, LLC, a Florida limited liability company

By:	Nobility Homes, Inc., a Florida corporation, its Manager

	By:	/s/ Terry E. Trexler
Terry E. Trexler, its President

/s/ Terry E. Trexler
TERRY E. TREXLER

NOBILITY HOMES, INC., a Florida corporation

By:	/s/ Terry E. Trexler
Terry E. Trexler, its President

ASSIGNMENT OF PARTNERSHIP INTERESTS

SEPARATE OF CERTIFICATE

THIS ASSIGNMENT OF PARTNERSHIP INTERESTS SEPARATE OF CERTIFICATE is entered into and made effective the 31st day of March, 2016, by and between NOBILITY PARKS II, LLC, a Florida limited liability company (“Assignor”) and AKM INVESTMENTS, LTD., a Florida limited partnership (“Assignee”).

W I T N E S S E T H:

Preliminary Statement. Assignor is the owner of forty nine percent (49.00%) of the total ownership interest in and to CRF III, LTD., a Florida limited partnership (“Partnership”). Assignor has agreed to transfer, assign, and convey to the Assignee all of the ownership interests in and to the Partnership that Assignor holds or claims to hold of whatever nature or type, including, without limitation, partnership interests, voting rights, equity interests, and distribution rights (collectively referred to herein as the “Partnership Interests”). Assignor’s Partnership Interests have not been formalized through the issuance of a certificate or other similar documentation.

NOW, THEREFORE, Assignor, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby release, relinquish, grant, bargain, sell, assign, surrender, transfer and deliver to the Assignee the Partnership Interest which shall consist of forty nine percent (49%) of the total ownership interest in and to the Partnership. Furthermore, Assignor, does hereby represent and warrant to Assignee that Assignor is the sole owner of the Partnership Interests, Assignor has the power and authority to transfer the Partnership Interest to Assignee, and that the Partnership Interest is not subject to any lien or other encumbrance.

TO HAVE AND TO HOLD the same unto the Assignee forever.

The Preliminary Statement is true and correct and is incorporated into the body of this Assignment of Membership Interests Separate of Certificate as if fully restated herein.

Assignor does hereby irrevocably constitute and appoint the Assignee, as its attorney-in-fact to transfer said Partnership Interests on the books and records of the Partnership with full power of substitution in the premises.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor has signed these presents effective the day and year first written above.

ASSIGNOR:

NOBILITY PARKS II, LLC,
a Florida limited liability company

By:	Nobility Homes, Inc., a Florida corporation, its Manager

	By:	/s/ Terry E. Trexler
Terry E. Trexler, its President